SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): May 15, 2002


                          ANTHRACITE CAPITAL, INC.
             (Exact name of Registrant as Specified in Charter)


      Maryland                        001-13937             13-397-8906
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(State or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)          Identification No.)


     40 East 52nd Street, New York, NY                             10022
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(Address of Principal Executive Offices)                          (Zip Code)


     Registrant's telephone number, including area code: (212) 409-3333


                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)





ITEM 5.  OTHER EVENTS

         On May 15, 2002, Anthracite Capital, Inc. (the "Company") issued a press release reporting, among other things, that it entered into sales agency agreements to sell up to 4,000,000 shares of common stock from time to time through an equity shelf program. A copy of the press release is filed as an exhibit hereto and incorporated as a reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

      1.1 Sales Agency Agreement dated May 15, 2002 between the Company and UBS Warburg LLC.

      1.2 Sales Agency Agreement dated May 15, 2002 between the Company and Brinson Patrick Securities Corporation.

      99.1       Press Release issued by the Company, dated May 15, 2002.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANTHRACITE CAPITAL, INC.


                                         By: /s/ Robert L. Friedberg
                                             -----------------------
                                             Name:   Robert L. Friedberg
                                             Title:  Secretary

Dated:  May 16, 2002



                               EXHIBIT INDEX

Designation                        Description

      1.1 Sales Agency Agreement dated May 15, 2002 between the Company and UBS Warburg LLC.

      1.2 Sales Agency Agreement dated May 15, 2002 between the Company and Brinson Patrick Securities Corporation.

      99.1       Press Release issued by the Company, dated May 15, 2002.